EXHIBIT 5
                           VISIONARY STAR APPLICATION


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APPLICATION                                 [GRAPHICS OMITTED] IL ANNUITY
IL Annuity Variable Administration                             AN AMERUS COMPANY
P.O. Box 6012
Indianapolis, IN 46206-6012
Telephone:  1-888-232-6486                      IL ANNUITY AND INSURANCE COMPANY
Fax: 1-800-611-3587

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime.
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1. Annuitant/Owner
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Name:___________________________________________________________
       Last Name                 First                      M.I.

Address:________________________________________________________
        Street

        ________________________________________________________
        City                  State                        Zip

Telephone Number:(__ __ __) __ __ __ - __ __ __ __

SS#: __ __ __ - __ __ - __ __ __ __

Date of Birth: __ __ - __ __ - __ __ __ __
Sex: |_| Male            |_| Female

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2. Owner(If other than annuitant)
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Name:___________________________________________________________
       Last Name                 First                      M.I.

Address:________________________________________________________
        Street

        ________________________________________________________
        City                    State                      Zip

Telephone Number:(__ __ __) __ __ __ - __ __ __ __

SS#: __ __ __ - __ __ - __ __ __ __

Date of Birth: __ __ - __ __ - __ __ __ __
Sex:     |_| Male            |_| Female

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3. Plan Type
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|_| Non-Qualified |_|  Qualified (complete below)
|_| IRA Tax Year:__________        |_| IRA Rollover
|_| IRA Transfer  |_| Roth IRA     |_| SIMPLE IRA
|_| SEP           |_| 403(b)       |_| 401(k)
|_| 401(a) Type:__________________ |_| 457
|_| Other:____________________________

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4. Joint Annuitant(If applicable)
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Name:___________________________________________________________
       Last Name                First                      M.I.

Address:________________________________________________________
        Street

        ________________________________________________________
        City                 State                           Zip

Telephone Number:(__ __ __) __ __ __ - __ __ __ __

SS#: __ __ __ - __ __ - __ __ __ __

Date of Birth: __ __ - __ __ - __ __ __ __
Sex: |_| Male            |_| Female

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5. Joint Owner(If applicable)
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Name:___________________________________________________________
        Last Name             First                        M.I.

Address:________________________________________________________
        Street

        ________________________________________________________
        City                 State                           Zip

Telephone Number:(__ __ __) __ __ __ - __ __ __ __

SS#: __ __ __ - __ __ - __ __ __ __

Date of Birth: __ __ - __ __ - __ __ __ __
Sex:     |_| Male            |_| Female

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6. Replacement Information
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Does this annuity replace any existing insurance or annuity?
Yes |_|           No |_|
Company Name:____________________________

Policy Number:_____________________________

Company Name:____________________________

Policy Number:_____________________________
(Replacement forms must accompany this application)

60817                                                                PAGE 1 OF 4

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7. Beneficiary Information
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PRIMARY

Name:_______________________________________________________
        Last Name              First                  M.I.

Address:____________________________________________________
        Street

        ____________________________________________________
        City                   State                  Zip

SS#: __ __ __ - __ __ - __ __ __ __         % ____________

Date of Birth: __ __ - __ __ - __ __ __ __

CONTINGENT |_|             Primary |_|

 Name:__________________________________________________________
        Last Name              First                        M.I.

Address:________________________________________________________
        Street

        ________________________________________________________
        City                    State                        Zip

SS#: __ __ __ - __ __ - __ __ __ __         % ____________

Date of Birth: __ __ - __ __ - __ __ __ __

If not enough space please attach sheet with additional beneficiaries and check box if this is done. |_|

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8. Subsequent Billing Information (If any)
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Choose one of the following premium payment options:
|_| Initial Premium        $ ___________________
|_| Planned Premium        $ ___________________

    To be billed:
       |_| Annually      |_| Semi-annually
       |_| Quarterly     |_| Monthly

    Billing Form:
       |_| Direct
       |_| List Bill
       Employer Name:_____________________________
       |_| Pre-Authorized Check
       Annuitant/Payee's Account #___________________
       Account Type:  |_| Checking        |_| Savings
Please attach a blank voided check from this account for verification of account information.

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9. Visionary STAR(TM) Options                Fees         Yes
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Basic Contract                               1.00%        |X|

Optional Features *(additional fees apply)
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Enhanced Death Benefit (select one)
       1. 3 Year Step-up                     0.30%        |_|
            (Annuitant's max issue age is 72)
       2. 1 Year Step-up                     0.40%        |_|
            (Annuitant's max issue age is 74)
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Enhanced Dollar Cost Averaging # (select one)
       1.  6 Month Enhanced                  0.60%        |_|
       2.  8 Month Enhanced                  0.60%        |_|
       3.  12 Month Enhanced                 0.60%        |_|
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Bonus Credit ^ (select one)
       1.  3.0%                              0.50%        |_|
       2.  4.0%                              0.60%        |_|
       3.  5.0%                              0.70%        |_|
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Enhanced Free Withdrawals (select one)
       1.  ($50,000 min initial net premium) 0.20%        |_|
           Cumulative 50%
       2.  Earnings Free                     0.20%        |_|
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Special Features (select any or all)
       1.  Death Expense Benefit             0.40%        |_|
       2.  Post Secondary Ed                 0.20%        |_|
       3.  Long Term Care/Hospitalization/
              Terminal Illness               0.20%        |_|


                                         TOTAL         ________%

*TOTAL ANNUAL FEES FOR THE BASIC CONTRACT AND ANY OPTIONAL FEATURES CHOSEN MAY NOT EXCEED 2.50% OF INVESTMENTS IN THE UNDERLYING PORTFOLIOS.

# If an Enhanced Dollar Cost Averaging Feature is selected, a Bonus Credit Feature may not be selected. The entire Initial Net Premium Payment must be allocated to this feature.

^ If a Bonus Credit Feature is selected, an Enhanced Dollar Cost Averaging Feature may not be selected.

Automatic Account Balancing, Dollar Cost Averaging and Interest Sweep options are available at no additional charge. Use service form # 60356.

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10. Telephone Authorization
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|_| I (we) hereby authorize and direct IL Annuity and Insurance Company to accept telephone instructions from any person who can furnish proper identification to make transfers among the fixed accounts and subaccounts, change the premium allocation of future investments, and change interest sweep, automatic account balancing and dollar-cost averaging options. I (we) agree to hold harmless and indemnify IL Annuity and Insurance Company, IL Securities, Inc., and their affiliates, and their directors, trustees, officers, employees and agents from any losses arising from such instructions.

60817                                                                PAGE 2 OF 4
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11. Acknowledgement and Notice
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By signing below, the Owner understands that:
A. The annuity value may increase or decrease depending on the contract's investment results;
B. The minimum cash value of the subaccounts is not guaranteed;
C. This annuity is a long-term commitment to meet insurance and financial goals;
D. The variable annuity applied for is not unsuitable for the Owner's insurance investment objectives, financial situation and needs; and
E. The Owner acknowledges receipt of the most recent prospectus.
NOTICE: The Owner agrees that all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of IL Annuity's rights or requirements.
If IL Annuity makes a change in the space designated "Do not write in this space" in order to correct any apparent errors or omissions, it will be approved by acceptance of the contract; however, any material changes must be accepted in writing by the Owner.
I have read and understand the Acknowledgment and Notice.
|_| Please send Statement of Additional Information.

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13. Registered Representative/Agent Certification
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By signing this application the Registered Representative/Agent certifies that:
A. The questions contained in this application were asked of the Owner and the answers duly recorded; that this application is complete and true to the best of my knowledge and belief; and
B. I am a National Association of Securities Dealers, Inc. registered representative and am state licensed for variable annuity contracts where this application is written and delivered; and
C. To the best of my knowledge and belief, the annuity applied for |_| does |_| does not involve replacement of life insurance or annuities. If replacement is involved, submit Replacement Statement(s) if required.


Signature of Registered Representative

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Printed Name of Registered Representative

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Printed Name of Broker-Dealer

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IL Annuity Registered Representative Number (If known)
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                                                TAXPAYER IDENTIFICATION NUMBER(TIN)

Enter your taxpayer identification number or social security number ________________________________
CERTIFICATION -- Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and;
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS -  You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
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12. Annuitant/Owner Signatures
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  Signature of Proposed Annuitant                                     Signature of Joint Annuitant (if applicable)


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Signature of Owner (if other than annuitant)                          Signature of Joint Owner (if applicable)


Dated at  _________________________________ this  _____________ day of  _______________________________ , ______________
                     (city and state)                                              (month)                   (year)

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DO NOT WRITE IN THIS SPACE
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Please send this application to:    REGULAR MAIL:                               OVERNIGHT MAIL
                                    IL Annuity Variable Administration          IL Annuity Variable Administration
                                    P.O. Box 6012                               2960 N. Meridian Street
                                    Indianapolis, IN 46206-6012                 Indianapolis, IN 46208

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60817                                                                PAGE 3 OF 4
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14. Premiums
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   |_| Anticipated Amount $ ___________________                    |_| Check Enclosed   $ ___________________

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15. Premium Allocation Options
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

--------------------------------------------------------------------------- ------------------------------------------- ------------
Premium Allocation Options                                                                                                PERCENT
                                                                                                                            (%)
--------------------------------------------------------------------------- ------------------------------------------- ------------
IL ANNUITY AND INSURANCE COMPANY                                            Fixed Account
--------------------------------------------------------------------------- ------------------------------------------- ------------
FUND FAMILY                                                                 PORTFOLIO NAME                                *******
--------------------------------------------------------------------------- ------------------------------------------- ------------
THE ALGER AMERICAN FUND                                                     MidCap Growth
                                                                            ------------------------------------------- ------------
                                                                            Small Capitalization
--------------------------------------------------------------------------- ------------------------------------------- ------------
DREYFUS INVESTMENT PORTFOLIOS - SERVICE SHARES                              Founders Discovery
                                                                            ------------------------------------------- ------------
                                                                            Founders Growth
                                                                            ------------------------------------------- ------------
                                                                            Founders International Equity
                                                                            ------------------------------------------- ------------
                                                                            Founders Passport
--------------------------------------------------------------------------- ------------------------------------------- ------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")-INITIAL CLASS SHARES     Asset Manager
                                                                            ------------------------------------------- ------------
                                                                            Contrafund(R)
                                                                            ------------------------------------------- ------------
                                                                            Equity-Income
                                                                            ------------------------------------------- ------------
                                                                            Growth
                                                                            ------------------------------------------- ------------
                                                                            Index 500
                                                                            ------------------------------------------- ------------
                                                                            Investment Grade Bond
                                                                            ------------------------------------------- ------------
                                                                            Money Market
--------------------------------------------------------------------------- ------------------------------------------- ------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")-SERVICE                  Dynamic Capital Appreciation
CLASS 2 SHARES                                                              ------------------------------------------- ------------
                                                                            Mid Cap
                                                                            ------------------------------------------- ------------
                                                                            Overseas
--------------------------------------------------------------------------- ------------------------------------------- ------------
FIRST EAGLE SOGEN VARIABLE FUNDS, INC.                                      First Eagle SoGen Overseas Variable
--------------------------------------------------------------------------- ------------------------------------------- ------------
J.P. MORGAN SERIES TRUST II                                                 Bond
                                                                            ------------------------------------------- ------------
                                                                            International Opportunities
                                                                            ------------------------------------------- ------------
                                                                            Small Company
                                                                            ------------------------------------------- ------------
                                                                            US Disciplined Equity
--------------------------------------------------------------------------- ------------------------------------------- ------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                  Mid-Cap Growth
                                                                            ------------------------------------------- ------------
                                                                            Socially Responsive
--------------------------------------------------------------------------- ------------------------------------------- ------------
OCC ACCUMULATION TRUST                                                      Managed
                                                                            ------------------------------------------- ------------
                                                                            Small Cap
                                                                            ------------------------------------------- ------------
                                                                            Target
--------------------------------------------------------------------------- ------------------------------------------- ------------
PIMCO VARIABLE INSURANCE TRUST-ADMINISTRATIVE CLASS SHARES                  High Yield Bond
                                                                            ------------------------------------------- ------------
                                                                            Real Return Bond
                                                                            ------------------------------------------- ------------
                                                                            Stocks PLUS Growth and Income
--------------------------------------------------------------------------- ------------------------------------------- ------------
ROYCE CAPITAL FUND                                                          Royce Micro-Cap
--------------------------------------------------------------------------- ------------------------------------------- ------------
SAFECO RESOURCE SERIES TRUST                                                Equity
                                                                            ------------------------------------------- ------------
                                                                            Growth Opportunities
--------------------------------------------------------------------------- ------------------------------------------- ------------
STRONG VARIABLE INSURANCE FUNDS, INC.                                       Strong Mid Cap Growth Fund II
--------------------------------------------------------------------------- ------------------------------------------- ------------
STRONG OPPORTUNITY FUND II, INC.                                            Strong Opportunity Fund II
--------------------------------------------------------------------------- ------------------------------------------- ------------
T. ROWE PRICE FIXED INCOME SERIES, INC.                                     Limited-Term Bond
--------------------------------------------------------------------------- ------------------------------------------- ------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.                                    International Stock
--------------------------------------------------------------------------- ------------------------------------------- ------------
VAN ECK WORLDWIDE INSURANCE TRUST                                           Worldwide Emerging Markets
                                                                            ------------------------------------------- ------------
                                                                            Worldwide Hard Assets
                                                                            ------------------------------------------- ------------
                                                                            Worldwide Real Estate
--------------------------------------------------------------------------- ------------------------------------------- ------------
TOTAL                                                                       Total must equal 100%                           100%
--------------------------------------------------------------------------- ------------------------------------------- ------------

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In those states where we must return premium payments during the free-look period, we will put the portion of your premium allocated to the Subaccounts into the Money Market Subaccount for fifteen calendar days following the date of issue.

60817                                                                PAGE 4 OF 4